SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2002

INTERNATIONAL MULTIFOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6699	41-0871880
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Cheshire Lane, Suite 300, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 594-3300

Not applicable

(Former name or former address, if changed since last report)

Item 7.                                                           Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2                           Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.                                                           Regulation FD Disclosure

On September 24, 2002, each of the Principal Executive Officer, Gary E. Costley, and the Principal Financial Officer, John E. Byom, of International Multifoods Corporation submitted sworn statements to the Securities and Exchange Commission (the “Commission”) pursuant to Commission Order No. 4-460.  A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

SIGNATURE

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MULTIFOODS CORPORATION

Date: September 24, 2002	By	/s/ John E. Byom
John E. Byom
Vice President - Finance and Chief Financial Officer
(Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

99.1                           Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2                           Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings